                                                                              .
                                                                               .

                                                                      EXHIBIT 21


                           SUBSIDIARIES OF THE COMPANY

Corporation                                                      State of Incorporation
-----------                                                      ----------------------
American Medical Insurance Billing Services, Inc.                             GA
Amerra Properties, Inc.                                                       DE
APS Pharmacy Management, Inc.                                                 TX
Beechwood Heritage Retirement Community, Inc.                                 MD
Brian Center Nursing Care/Austell, Inc.                                       GA
Bride Brook Nursing & Rehabilitation Center, Inc.                             CT
Cambridge Bedford, Inc.                                                       MI
Cambridge East, Inc.                                                          MI
Cambridge North, Inc.                                                         MI
Cambridge South, Inc.                                                         MI
Clintonaire Nursing Home, Inc.                                                MI
Compass Pharmacy Services of Texas, Inc.                                      DE
Cornerstone Health Management Company                                         DE
Devcon Holding Company                                                        DE
EH Acquisition Corp. III                                                      GA
GCI Health Care Centers, Inc.                                                 DE
GCI Rehab, Inc.                                                               CA
GCI-Wisconsin Properties, Inc.                                                WI
GranCare Home Health Services, Inc.                                           CA
GranCare of Michigan, Inc.                                                    MI
GranCare South Carolina, Inc.                                                 SC
GranCare, LLC                                                                 DE
Heritage Nursing Home, Inc.                                                   MI
Heritage of Louisiana, Inc.                                                   LA
IHS Rehab Partnership, Ltd.                                                   TX
LCR, Inc.                                                                     DE
Living Centers LTCP Development Company                                       DE
Living Centers of Texas, Inc.                                                 DE
Living Centers-East, Inc.                                                     DE
Living Centers-PHCMI, Inc.                                                    NC
Living Centers-Rocky Mountain, Inc.                                           NV
Living Centers-Southeast, Inc.                                                NC
Long Ridge Nursing and Rehabilitation Center, Inc.                            CT
Longwood Rehabilitation Center, Inc.                                          MA
Mariner Health at Bonifay, Inc.                                               DE
Mariner Health Care Management Company                                        DE
Mariner Health Care of Atlantic Shores, Inc.                                  DE
Mariner Health Care of Deland, Inc.                                           DE
Mariner Health Care of Greater Laurel, Inc.                                   MA
Mariner Health Care of Inverness, Inc.                                        DE
Mariner Health Care of Lake Worth, Inc.                                       DE
Mariner Health Care of MacClenny, Inc.                                        DE
Mariner Health Care of Metrowest, Inc.                                        DE

Mariner Health Care of Nashville, Inc.                                        DE
Mariner Health Care of North Hills, Inc.                                      DE
Mariner Health Care of Orange City, Inc.                                      DE
Mariner Health Care of Palm City, Inc.                                        DE
Mariner Health Care of Pinellas Point, Inc.                                   DE
Mariner Health Care of Port Orange, Inc.                                      DE
Mariner Health Care of Southern Connecticut, Inc.                             CT
Mariner Health Care of Toledo, Inc.                                           DE
Mariner Health Care of Tuskawilla, Inc.                                       DE
Mariner Health Care of West Hills, Inc.                                       DE
Mariner Health Massachusetts Shelf Corporation                                DE
Mariner Health Central, Inc.                                                  DE
Mariner Health of Florida, Inc.                                               DE
Mariner Health of Jacksonville, Inc.                                          DE
Mariner Health of Maryland, Inc.                                              DE
Mariner Health of Orlando, Inc.                                               DE
Mariner Health of Palmetto, Inc.                                              DE
Mariner Health of Tampa, Inc.                                                 DE
Mariner Health Properties IV, Ltd.                                            FL
Mariner Medical Supply, Inc.                                                  DE
MarinerSelect Staffing Solutions, Inc.                                        DE
MedRehab of Louisiana, Inc.                                                   LA
Merrimack Valley Nursing & Rehabilitation Center, Inc.                        MA
Methuen Nursing & Rehabilitation Center, Inc.                                 MA
MHC Consolidating Corporation                                                 GA
MHC Florida Holding Company                                                   DE
MHC Gulf Coast Holding Company                                                DE
MHC Holding Company                                                           DE
MHC Illinois, Inc.                                                            DE
MHC MidAmerica Holding Company                                                DE
MHC MidAtlantic Holding Company                                               DE
MHC Northeast Holding Company                                                 DE
MHC Recruiting Company                                                        DE
MHC Rehab Corp.                                                               DE
MHC Rocky Mountain Holding Company                                            DE
MHC Texas Holding Company, LLC                                                DE
MHC West Holding Company                                                      DE
MHC/CSI Florida, Inc.                                                         DE
MHC/LCA Florida, Inc.                                                         DE
Middlebelt-Hope Nursing Home, Inc.                                            MI
Mystic Nursing and Rehabilitation, Inc.                                       MA
Nan-Dan Corp.                                                                 FL
National Health Strategies, Inc.                                              MA
National Heritage Realty, Inc.                                                LA
Nightingale East Nursing Center, Inc.                                         MI
Pendleton Nursing & Rehabilitation Center, Inc.                               CT
PHCMI Holding Company, LLC                                                    DE
Pinnacle Care Corporation of Huntington                                       TN
Pinnacle Care Corporation of Nashville                                        TN
Pinnacle Care Corporation of Williams Bay                                     TN
Pinnacle Care Corporation of Wilmington                                       TN
Prism Care Centers, Inc.                                                      MA
Prism Health Group, Inc.                                                      MA

Prism Home Care, Inc.                                                         MA
Prism Home Care Company, Inc.                                                 MA
Prism Home Health Services, Inc.                                              MA
Prism Hospital Ventures, Inc.                                                 TX
Prism Rehab Systems, Inc.                                                     MA
Professional Health Care Management, Inc.                                     MI
Professional Rx Systems, Inc.                                                 FL
Rehability Health Services, Inc.                                              TX
Renaissance Mental Health Center, Inc.                                        WI
Sassaquin Nursing & Rehabilitation, Inc.                                      MA
Seventeenth Street Associates Limited Partnership                             WV
Summit Hospital of Southeast Arizona, Inc.                                    GA
Summit Hospital of Southwest Louisiana, Inc.                                  GA
Summit Institute for Pulmonary Medicine and Rehabilitation, Inc.              GA
Summit Institute of Austin, Inc.                                              GA
Summit Medical Holdings, Ltd.                                                 DE
Summit Medical Management, Inc.                                               GA
Tampa Medical Associates, Inc.                                                FL
Tri-State Health Care, Inc.                                                   WV